SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to sec. 240.14a-12.

The Salomon Brothers Fund Inc

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment Of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

The Salomon Brothers Fund Inc Announces

Proposal to Convert to Open-End Fund and Settlement of Proxy Contest

NEW YORK – (Business Wire) – November 15, 2005 —The Salomon Brothers Fund Inc (NYSE: SBF) (the “Fund”) announced today that its Board of Directors has unanimously approved a proposal to convert the Fund from a closed-end investment company to an open-end investment company, subject to stockholder approval. The proposal to open-end the Fund is also conditioned on stockholder approval of a new Management Agreement between the Fund and its current investment adviser, Salomon Brothers Asset Management Inc (“SBAM”), at a special meeting of stockholders currently scheduled to be held later today. The special meeting is expected to be adjourned to November 29, 2005 to give stockholders the opportunity to consider this new development. The new Management Agreement would take effect upon the closing of the sale by Citigroup Inc. of its asset management business, which includes SBAM, to Legg Mason, Inc. This transaction is expected to close on December 1, 2005.

The Board is proposing the Fund’s conversion to an open-end fund in light of stockholder sentiments expressed during the proxy solicitation for approval of the new Management Agreement. The Board of Directors of the Fund has determined that converting to an open-end fund would accomplish the goal of allowing all stockholders an opportunity to obtain near net asset value for their shares in a manner that is most consistent with the interests of all stockholders of the Fund.

R. Jay Gerken, Chairman and President of the Fund said, “The open-end structure was the best option among several we considered in seeking to be responsive to stockholders of The Salomon Brothers Fund. While the closed-end fund structure offers many benefits, we believe that the particular investment objective and strategies of this specific fund may also be pursued in an open-end format.”

The Fund is also announcing that Elliott Associates, L.P. and Elliott International, L.P. (collectively, “Elliott”) and the Fund have entered into a settlement agreement pursuant to which Elliott has agreed to terminate its opposition to the approval of the Fund’s new Management Agreement, and support the Board’s recommendation that stockholders vote to approve the new Management Agreement. Stockholders who executed blue cards can assure their votes will be counted by executing and returning a WHITE proxy card or by calling 1-888-293-6728.

Terms of New Open-End Fund. As an open-end fund, the Fund’s shares would be redeemable at net asset value. During the first year after converting to an open-end fund, redemptions would be subject to a 0.75% redemption fee of the aggregate net asset value of the stockholder’s shares being redeemed. This fee would be paid to the

Fund to cover, among other things, administrative, trading and other costs relating to redemption, which costs would otherwise be borne by the Fund’s remaining stockholders. If conversion to an open-end fund is approved by stockholders, the Fund would delist its shares from the New York Stock Exchange and begin continuously offering its shares to the public, initially as part of the Salomon Brothers fund family, following the effective date of a registration statement to be filed with the U.S. Securities and Exchange Commission (“SEC”). Shares acquired while the Fund operated as a closed-end fund would be converted into shares that would not be subject to any distribution-related fees.

Requirements for Conversion. Conversion to an open-end fund is subject to approval by the affirmative vote of the holders of at least two-thirds of the Fund’s outstanding shares and conditioned upon stockholder approval of the new Management Agreement. If the new Management Agreement is approved, stockholders of the Fund will be asked to vote on a proposal to convert to an open-end fund, and certain related proposals, at a special meeting of stockholders expected to be held in the first quarter of 2006. No record or meeting date has yet been set for these votes.

Settlement of Proxy Contest. Under the settlement agreement between the Fund and Elliott, Elliott has agreed to support the Board’s recommendation that stockholders vote to approve the new Management Agreement. Elliott will also cease soliciting proxies from stockholders for the Special Meeting relating to the new Management Agreement and will not vote any proxies it previously received. Elliott has also agreed to support the Board’s proposal to open-end the Fund.

In addition, Elliott has agreed not to sell or transfer the rights to vote its shares of the Fund prior to the record date for the stockholder meeting at which conversion of the Fund to an open-end fund will be considered. Elliott has also entered into a separate settlement agreement with SBAM containing certain agreements with respect to other closed-end funds and Elliott’s agreement to support stockholder approval of the new Management Agreement.

The summary of the settlements reached by Elliott, the Fund and SBAM included in this press release is qualified in its entirety by reference to the full text of the settlement agreements reached by Elliott, the Fund and SBAM, which will be filed by the Fund with the SEC and will be available for free on the SEC’s website, http://www.sec.gov. Elliott, the Fund and SBAM have agreed not to make any additional public statements relating to the settlements.

In connection with the proposal to open-end the fund, the Fund intends to file a proxy statement with the SEC. INVESTORS AND STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. When filed with the SEC, the proxy

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statement and other documents filed by the Fund will be available for free at the SEC’s website, http://www.sec.gov. Stockholders can also obtain a copy of these documents, when available, for free by calling the Fund at 1-866-718-0017.

The Fund, its directors and executive officers and other members of its management and employees may be deemed to be participants in the Fund’s solicitation of proxies from its stockholders in connection with the proposal to open-end the fund. Information concerning the interests of the Fund’s participants in the solicitation is set forth in the Fund’s proxy statements and stockholder reports on Form N-CSR, previously filed with the SEC, and in the 2005 joint proxy statement relating to the proposal to approve the new Management Agreement.

The Salomon Brothers Fund Inc, a diversified investment management company, is managed by Salomon Brothers Asset Management Inc, an indirect wholly owned subsidiary of Citigroup Inc.

For more information, call 1-888-777-0102, or consult the Fund’s web site at www.sbam.com.

Contact:	Brenda Grandell
Director, Closed-End Funds
Citigroup Asset Management
212-291-3775

Media Relations:	Mary Athridge
Media Relations
Citigroup Asset Management
212-559-0104

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SETTLEMENT AGREEMENT

Settlement Agreement, dated as of November 15, 2005 (the “Agreement”), by and among Elliott Associates, L.P., Elliott International, L.P. and all of their respective Affiliates (as defined herein) (collectively, “Elliott”) and The Salomon Brothers Fund Inc (“SBF”).

WHEREAS, SBF is a closed-end management investment company registered under the 1940 Act (as defined below);

WHEREAS, Elliott is the Beneficial Owner (as defined below) of approximately 5.93% of the outstanding shares of common stock of SBF;

WHEREAS, Citigroup Inc., as the parent company of Salomon Brothers Asset Management Inc (“SBAM”), SBF’s investment adviser, has agreed to sell substantially all of its worldwide asset management business to Legg Mason, Inc. (the “Transaction”);

WHEREAS, in connection with the Transaction, SBF has solicited proxies from its stockholders for a special meeting of stockholders to be held on November 15, 2005 (as adjourned or postponed from time to time, the “Special Meeting”) to approve a new management agreement between SBF and SBAM and to transact such other business as may properly come before the Special Meeting (the “Management Proxy Solicitation”);

WHEREAS, Elliott has solicited proxies from the stockholders of SBF in opposition to the proxy solicitation of SBF (the “Stockholder Proxy Solicitation” and, together with the Management Proxy Solicitation, the “Proxy Solicitations”); and

WHEREAS, the parties wish to set forth their understanding and agreement with respect to the settlement of the Proxy Solicitations.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Certain Defined Terms.

For purposes of this Agreement:

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“1940 Act” means the Investment Company Act of 1940, as amended, and the applicable rules and regulations promulgated thereunder by the SEC (as defined below) and interpretive guidance issued thereunder by the SEC staff.

“Affiliate,” except for the purposes of Section 3.3 hereof, has the meaning set forth in Rule 405 promulgated by the SEC (as defined below) under the 1933 Act.

“Associate” has the meaning set forth in Rule 12b-2 promulgated by the SEC (as defined below) under the 1934 Act, except that a passive investment in a Person (as defined below) that is not controlled or managed shall not be deemed to make that Person an Associate of another Person.

“Beneficial Owner” and “Beneficially Own” have the meanings set forth in Rule 13d-3 promulgated by the SEC (as defined below) under the 1934 Act.

“Charter” means the Articles of Amendment and Restatement of SBF, as amended from time to time.

“Effective Period” means the period from the date of this Agreement through (i) the third (3rd) anniversary of the closing date of the Conversion (as herein defined), or (ii) if the Conversion is not effective by June 30, 2006, August 5, 2006.

“Governmental Entity” means any foreign, federal, state, or local government or regulator or any court, arbitrator, administrative agency, or commission or other governmental or regulatory authority, official or agency (including a stock exchange or other self-regulatory body).

“Person” has the meaning set forth in Section 2(a)(28) of the 1940 Act.

“Proposals” means, collectively, proposals of the Board of Directors of SBF regarding the Conversion (as provided in Section 3 of this Agreement), including: (a) changing the Fund’s sub-classification under the 1940 Act from a closed-end company to an open-end company and amending the Charter as necessary or appropriate in connection with the Conversion, (b) amending certain of SBF’s fundamental investment restrictions and (c) re-electing the current Directors of SBF.

“SEC” means the United States Securities and Exchange Commission or any successor entity.

“Shares” means any shares of common stock of SBF, or any securities convertible into or exchangeable or exercisable for any shares of SBF, or which, upon redemption thereof could result in the receipt of any shares of SBF, or options, warrants, contractual rights or other rights of any kind to acquire or vote any shares of SBF, including any security into which such common stock is converted into, exchanged or exercised for or replaced with in connection with any reorganization whatsoever of SBF, including any change of organizational form.

“Transfer” means, with respect to a security, the sale, grant, assignment, transfer, pledge, hypothecation, encumbrance, assignment, constructive sale, or other disposition of such security or the Beneficial Ownership thereof (including by operation of law), or the entry into of any agreement to effect any of the foregoing, including, for purposes of this Agreement, the transfer or sharing of any voting power of such security.

Section 2. Conditions; Termination

2.1 The obligations of SBF relating to the Conversion as provided in Section 3 of this Agreement are subject to the performance by Elliott of its covenants and other obligations hereunder and to the approval, prior to December 1, 2005, or, if the Special Meeting is further adjourned or postponed, prior to December 20, 2005 (the “Final Approval Date”) of the new management agreement (the “Management Agreement”) between SBF and SBAM at the Special Meeting. The obligations of Elliott hereunder are subject to the performance by SBF of its covenants and other obligations hereunder.

2.2 If the Management Agreement is not approved by the Final Approval Date, then this Agreement shall automatically terminate. Upon such termination, neither SBF nor Elliott shall have any further rights or obligations under this Agreement, including, without limitation, any rights or obligations under Section 7 hereof.

Section 3. Open-Ending of SBF

3.1 On the basis of the representations, warranties and agreements set forth herein and subject to performance by Elliott of its covenants and other obligations hereunder and the other conditions set forth herein, SBF hereby covenants and agrees to:

(a) submit the Proposals for a vote of the stockholders of SBF at a special meeting of stockholders (as adjourned or postponed from time to time, the “Open-Ending Meeting”). SBF will file a preliminary proxy statement describing the Proposals by December 31, 2005 (the “Filing Deadline”) with the SEC and will notify the New York Stock Exchange of a record date for voting at the Open-Ending Meeting (the “Open-Ending Record Date”). SBF represents and warrants that approval of the Proposals constitutes the only action required to be taken by stockholders of SBF in order to effect the conversion of SBF from a closed-end investment company to an open-end investment company as contemplated by this Agreement (the “Conversion”). SBF agrees that no matters other than the Proposals will be presented to stockholders by or on behalf of the Board of Directors of SBF at the Open-Ending Meeting, except other matters required to be presented to stockholders under applicable law. SBF represents and warrants that the highest vote required by either the 1940 Act or Maryland law for stockholders of SBF to approve the Proposals in accordance with the Charter is the affirmative vote of two-thirds of the shares of common stock outstanding and entitled to vote as of the Open-Ending Record Date. SBF will effect the Conversion as promptly as reasonably practicable following the date on which the Proposals are approved by the requisite vote of stockholders of SBF. SBF covenants that it shall not issue any Shares prior to the Conversion, other than shares issued pursuant to the terms of SBF’s dividend reinvestment plan; and

(b) take all commercially reasonable actions consistent with its legal obligations and its Directors’ fiduciary duties to obtain stockholder approval of the Proposals. These actions will include, without limitation, (i) the Board’s recommendation that stockholders vote for approval of the Proposals at the Open-Ending Meeting; (ii) adjournment or postponement of the Open-Ending Meeting for as long, and/or on as many occasions, as may be necessary, consistent with applicable law, if the requisite vote has not yet been obtained, up to the latest date possible without requiring the setting a new record date for the Open-Ending Meeting; and (iii) engaging a major proxy solicitation firm for the purpose of soliciting proxies for approval of the Proposals by the stockholders at the Open-Ending Meeting, and, if sufficient votes in favor of the Proposals are not promptly obtained, instructing such proxy solicitation firm to use reasonable methods to obtain sufficient votes for approval of the Proposals at the Open-Ending Meeting including, without limitation, by contacting stockholders by telephone and requesting that they consider granting their proxies by telephone, by mailing letters enclosing new proxy cards to holders of then-unvoted Shares and by highlighting in all stockholder communications instructions to vote by toll-free telephone calls or by the Internet.

3.2 Each of Elliott and SBF acknowledges and SBF covenants and agrees that if the Proposals are approved by SBF’s stockholders, SBF subsequent to the Conversion (referred to herein as “Open-End SBF”) will have at the time of the Conversion, among other things, the following features:

(a) each stockholder of SBF on the closing date of the Conversion will receive a number of new Class O shares of Open-End SBF that will have an aggregate net asset value equal to the aggregate net asset value of such stockholder’s SBF shares on the closing date of the Conversion, which shares will be “redeemable securities” (as such term is defined in Section 2(a)(32) of the 1940 Act ) of Open-End SBF and will not be subject to any plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act;

(b) one or more additional classes of shares, such as Class A, Class B and/or Class C shares, of Open-End SBF may be established in the sole discretion of the Board of Directors, which new classes of shares will be “redeemable securities” (as such term is defined in Section 2(a)(32) of the 1940 Act ) of Open-End SBF and may be subject to fees pursuant to a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act;

(c) stockholders of SBF on the closing date of the Conversion who redeem or exchange Class O shares of Open-End SBF received as a result of the Conversion within 12 months following the closing date of the Conversion will be assessed a redemption fee not in excess of three-fourths of one percent (0.75%) of the aggregate net asset value of such stockholder’s Class O shares being redeemed; and

(d) in its sole discretion, Open-End SBF will reserve the right to satisfy redemption requests in-kind and generally expects to redeem in-kind any redemption request of $500,000 or more.

3.3 Each of Elliott and SBF covenants and agrees that, in the sole discretion of SBF, redemptions by Elliott within 12 months following the closing date of the Conversion of Class O shares of Open-End SBF received as a result of the Conversion and Beneficially Owned by Elliott may be made in-kind and will be subject to the redemption fee described in Section 3.2(c) hereof. If SBF determines to satisfy any redemption by Elliott in kind, SBF will distribute to Elliott, and Elliott agrees to accept, a pro rata share of each of SBF’s portfolio securities, including, a pro rata share of any cash held by SBF. Notwithstanding the foregoing, SBF will not be required to distribute to Elliott, but will make reasonable and appropriate adjustments for (i) odd lots, (ii) fractional shares and (iii) (A) securities that, if distributed, would be required to be registered under the 1933 Act, (B) securities issued by entities in countries that restrict or prohibit the holdings of securities by non-residents other than through qualified investment vehicles, or whose distribution as contemplated herein is otherwise contrary to applicable local laws, rules or regulations and (C) certain portfolio assets of SBF, such as derivative instruments or repurchase agreements, that involve the assumption of contractual obligations, require special trading facilities, or can only be traded with the counterparty to the transaction. Any in-kind redemption by an Affiliate of SBF will also be made in accordance with procedures regarding in-kind redemptions by Affiliates to be adopted by the Board of Directors of SBF, which procedures shall be no more restrictive than the procedures defined in Signature Financial Group, Inc., SEC No-Action Letter (Dec. 28, 1999), as the same may be modified by the SEC staff. Solely for purposes of this Section 3.3, the term “Affiliate” has the meaning set forth in Section 2(a)(3) of the 1940 Act for the term “affiliated person.”

3.4 Elliott covenants and agrees that it will not object to any postponement or adjournment of the Open-Ending Meeting approved by the Board of Directors of SBF to any date on or before the date that is 120 days from the Open-Ending Record Date.

3.5 In the event the Conversion has not been completed as of June 30, 2006, SBF covenants and agrees, subject to its legal obligations and its Directors’ fiduciary and other legal obligations, and considering the characteristics of SBF, to consider promptly and in good faith possible alternative transactions that in the judgment of its Board of Directors, would achieve the objective of the Board to (i) treat all of SBF’s stockholders fairly and (ii) allow SBF’s stockholders an opportunity to obtain net asset value or near net asset value for all or nearly all of their shares. SBF will make a good faith effort to cause any such alternative transaction to be completed by December 31, 2006.

3.6 SBF covenants and agrees not to propose a staggering of the terms of the SBF Directors prior to the earlier of the Conversion or the date of the annual meeting of SBF stockholders in calendar year 2007.

3.7 SBF shall provide Elliott and its representatives with copies of all filings by SBF with the SEC and/or any other Governmental Entity in connection with the Conversion or any alternative transaction pursuant to Section 3.5 hereof.

Section 4. Voting.

4.1 Elliott will terminate and take all actions to discontinue the Stockholder Proxy Solicitation within two (2) days of the date of this Agreement, including issuing a press release as provided in Section 6.1(b) and filing a copy of such press release with the SEC. Elliott and any “participants” (as such term is defined in the rules and regulations promulgated under the 1934 Act) in the Stockholder Proxy Solicitation by Elliott will not vote any proxies which Elliott heretofore obtained or hereafter receives in connection with the Special Meeting. SBF may include in any solicitation material relating to the Management Proxy Solicitation any statement by Elliott appearing in the press release issued by Elliott under this Section 4.1. The inclusion by SBF of any additional statement by Elliott in solicitation material relating to the Management Proxy Solicitation will require prior approval by Elliott, which approval shall not be unreasonably withheld. Elliott shall consider any such request for approval as promptly as practicable and, in any event, within 24 hours of Elliott’s receipt of such request.

4.2 Special Meeting. (a) Elliott covenants and agrees with SBF that at the Special Meeting (or at any postponement or adjournment thereof), Elliott will (x) appear at the meeting or otherwise cause its Shares to be counted as present thereat for purposes of calculating a quorum and (y) vote or cause to be voted at the meeting all of the Shares Beneficially Owned by Elliott (i) in favor of the Management Proxy Solicitation and (ii) against any proposal made in opposition to, or in competition or inconsistent with, the Management Proxy Solicitation.

(b) Elliott covenants and agrees with SBF to use commercially reasonable efforts during normal business hours to cause any stockholder of SBF that Beneficially Owned more than 100,000 Shares as of August 22, 2005, and that Elliott or its proxy solicitor knows, or reasonably could have determined from public filings or other information known to it or its proxy solicitor, has granted a proxy to Elliott in connection with the Stockholder Proxy Solicitation at the Special Meeting (or at any postponement or adjournment thereof), to (x) appear at such meeting or otherwise cause its Shares to be counted as present thereat for purposes of calculating a quorum and (y) vote or cause to be voted at such meeting all of the Shares Beneficially Owned by such stockholder (i) in favor of the Management Proxy Solicitation and (ii) against any proposal made in opposition to, or in competition or inconsistent with, the Management Proxy Solicitation.

4.3 Open-Ending Meeting. (a) Elliott covenants and agrees with SBF that at the Open-Ending Meeting (or at any postponement or adjournment thereof), Elliott will (x) appear at the meeting or otherwise cause its Shares to be counted as present thereat for purposes of calculating a quorum and (y) vote or cause to be voted at the meeting all of the Shares Beneficially Owned by Elliott as of the Open-Ending Record Date (i) in favor of the Proposals, (ii) against any proposal made in opposition to, or in competition or inconsistent with, the Proposals and (iii) against any action or agreement that could adversely affect the ability of SBF to consummate the transactions contemplated by the Proposals.

(b) Elliott covenants and agrees with SBF to use commercially reasonable efforts during normal business hours to cause any stockholder of SBF that Beneficially Owns more than 100,000 Shares as of August 22, 2005, and that Elliott or its proxy solicitor knows, or reasonably could have determined from public filings or other information known to it or its proxy solicitor, granted a proxy to Elliott in connection with the Stockholder Proxy Solicitation to vote in favor of the Proposals at the Open-Ending Meeting (or at any postponement or adjournment thereof).

Section 5. Additional Agreements.

5.1 Elliott covenants and agrees that from the date hereof and prior to the approval of the Management Agreement and the Open-Ending Record Date it will not Transfer any Shares.

5.2 Except as expressly set forth in this Agreement, Elliott covenants and agrees with SBF that through the termination of the Effective Period it will not, and will cause its Affiliates and Associates not to, directly or indirectly, alone or in concert with others, unless specifically requested in writing by the Chairman and President of SBF or by a resolution of a majority of the Directors of SBF, take any of the actions set forth below (or take any action that would require SBF to make an announcement regarding any of the following):

(a) effect, seek, offer, engage in, propose (whether publicly or otherwise) or cause or participate in, or assist any other Person to effect, seek, engage in, offer or propose (whether publicly or otherwise) or participate in (other than as specifically contemplated by this Agreement) any “solicitation” of “proxies” (as such terms are defined in the rules and regulations promulgated under the 1934 Act but without regard to the exclusion set forth in Rule 14a-1(l)(2)(iv) from the definition of “solicitation”), whether or not relating to the election or removal of Directors, with respect to SBF or any action resulting in Elliott or any of its Affiliates or Associates becoming a “participant” in any “election contest” (as such terms are defined in the rules and regulations promulgated under the 1934 Act) with respect to SBF;

(b) propose any matter for submission to a vote of stockholders of SBF;

(c) grant any other proxy with respect to any Shares or securities of SBF (other than to its Affiliates or the Chairman and President of SBF, as the case may be);

(d) except as specifically contemplated by this Agreement, execute any written consent with respect to any Shares;

(e) except as specifically contemplated by this Agreement, form, join or participate in a “group” (within the meaning of Section 13(d)(3) of the 1934 Act) with respect to any Shares or deposit any Shares in a voting trust or subject any Shares to any arrangement or agreement with respect to the voting of such Shares or other agreement having similar effect (in each case except between Elliott and its Affiliates);

(f) seek, alone or in concert with others, (i) to call a meeting of stockholders of SBF; (ii) representation on the Board of Directors of SBF; (iii) the removal of any member of the Board of Directors of SBF; or (iv) to control or influence the management or policies of SBF; or

(g) except as specifically contemplated by this Agreement, enter into any discussions, negotiations, arrangements or understandings with any Person with respect to any of the foregoing, or advise, assist, encourage or seek to persuade others to take any action with respect to any of the foregoing (in each case except between Elliott and its Affiliates).

Section 6. Press Release; Public Statements.

6.1 Elliott and SBF covenant and agree that immediately following the execution of this Agreement:

(a) SBF will issue a press release announcing its intention to convert to an open-end investment company subject to stockholder approval, stockholder approval of the Management Agreement and the other conditions set forth herein and regarding the terms of this Agreement in substantially the form attached as Schedule I hereto.

(b) Elliott will issue a press release supporting the Proposals, recommending that stockholders vote in favor of the approval of the Management Agreement, indicating that Elliott is terminating the Stockholder Proxy Solicitation and will not vote proxies that it received relating to the Stockholder Proxy Solicitation and regarding the terms of this Agreement in substantially the form attached as Schedule II hereto.

6.2 During the Effective Period, each of Elliott and SBF agrees that it will not, and will cause its respective Affiliates not to, directly or indirectly, make any public statement, disclosure or publication (including any comments made off-the record or not-for-attribution to any news organizations or other members of the press), or any registration or filing with any Governmental Entity relating to the other party, the Special Meeting, the Open-Ending Meeting or any of the transactions contemplated hereby; provided, however, that the foregoing will not preclude (a) communications or disclosures required of a party hereto by law or any Governmental Entity with appropriate jurisdiction, or (b) the delivery by any party hereto of a copy of the press releases referred to in Section 6.1 or this Agreement to any person. The parties hereto acknowledge and agree that any communication or disclosure made pursuant to clause (a) of the immediately preceding sentence will not disparage any other party hereto or this Agreement. Without limiting the foregoing, nothing in this Section 6.2 shall prohibit Elliott from referring to, or including excerpts from, the press release referred to in Section 6.1 hereof in communications with Elliott’s current and potential limited partners. Notwithstanding the provisions of this Section 6.2, nothing in this Agreement shall prevent SBF from soliciting SBF stockholders with respect to the Management Proxy Statement or the approval of the Proposals at the Open-Ending Meeting.

Section 7. Covenant Not to Sue.

7.1 Subject to Section 7.3, during the Effective Period, Elliott covenants and agrees with SBF that it will not, and it will cause its Affiliates and Associates not to, directly or indirectly, initiate or cause to be initiated (or encourage or aid in the initiation of) against SBF or its Affiliates or Associates or their respective past, present or future Directors, officers or employees, directly or indirectly, any suit, action, or proceeding of any kind, or participate in any such action, individually, derivatively, as a representative or member of a class or otherwise, under any contract (express or implied), fiduciary duty, common law or equitable doctrine, law, statute, or regulation, federal, state or local that Elliott has, claims to have had or otherwise may have in connection with, in any way relating to, arising out of, directly or indirectly from or in consequence of any transactions contemplated hereunder, including, without limitation, the Management Proxy Solicitation or the Conversion or any documents, actions or deliberations relating to the Management Proxy Solicitation or the Conversion. Elliott further releases and discharges SBF and its Affiliates and Associates and their respective past, present and future Directors, officers and employees from and waives any and all claims (including, without limitation, any duty to investigate, defend or indemnify), causes of action, obligations, duties, debts, penalties, attorneys’ fees, costs, damages, injuries or liabilities of any nature whatsoever, whether based on contract, tort, statute or other legal or equitable theory of recovery, whether now known or unknown, whether foreseen or unforeseen, whether past, present or future, which Elliott has, claims to have had or otherwise may have in connection with, in any way relating to, arising out of, directly or indirectly from or in consequence of any transactions contemplated hereunder, including, without limitation, the Management Proxy Solicitation or any documents, actions or deliberations relating to the Management Proxy Solicitation. The covenants herein will be a complete defense to any suit, action or proceeding brought in violation of this Section 7.1. Nothing herein limits the right of Elliott to bring an action to enforce this Agreement or based on an alleged material breach of this Agreement.

7.2 Subject to Section 7.3, during the Effective Period, SBF covenants and agrees with Elliott that it will not, and will cause its Affiliates and Associates not to, directly or indirectly, initiate or cause to be initiated (or encourage or aid in the initiation of) against Elliott or its Affiliates or Associates or their respective past, present or future partners, principals, directors, members, officers or employees, directly or indirectly, any suit, action, or proceeding of any kind, or participate in any such action, individually, derivatively, as a representative or member of a class or otherwise, under any contract (express or implied), fiduciary duty, common law or equitable doctrine, law, statute, or regulation, federal, state or local that SBF has, claims to have had or otherwise may have in connection with, in any way relating to, arising out of, directly or indirectly from or in consequence of any transactions contemplated hereunder, including, without limitation, the Stockholder Proxy Solicitation or any documents, actions or deliberations relating to the Stockholder Proxy Solicitation. SBF further releases and discharges Elliott and its Affiliates and Associates and their respective past, present and future partners, principals, directors, members, officers and employees from and waives any and all claims (including, without limitation, any duty to investigate, defend or indemnify), causes of action, obligations, duties, debts, penalties, attorneys’ fees, costs, damages, injuries or liabilities of any nature whatsoever, whether based on contract, tort, statute or other legal or equitable theory of recovery, whether now known or unknown, whether foreseen or unforeseen, whether past, present or future, which SBF has, claims to have had or otherwise may have in connection with, in any way relating to, arising out of, directly or indirectly from or in consequence of any transactions contemplated hereunder, including, without limitation, the Stockholder Proxy Solicitation or any documents, actions or deliberations relating to the Stockholder Proxy Solicitation. The covenants herein will be a complete defense to any suit, action or proceeding brought in violation of this Section 7.2. Nothing herein limits the right of SBF to bring an action to enforce this Agreement or based on an alleged material breach of this Agreement.

7.3 In the event of a material breach of this Agreement, the covenants set forth in Sections 7.1 and 7.2, as applicable, will not be binding on the aggrieved party.

Section 8. Fees, Costs and Expenses.

Except as expressly provided herein, each party hereto will pay, or cause to be paid, its own fees, costs and expenses incident to this Agreement, the transactions contemplated herein and the Proxy Solicitations.

Section 9. Representations and Warranties.

9.1 Elliott represents and warrants as follows:

(a) Authority. Elliott has all requisite partnership power and authority to execute and deliver the Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by Elliott have been duly and validly authorized by all necessary partnership action on the part of Elliott.

(b) Binding Agreement. This Agreement has been duly executed and delivered by Elliott, and, assuming the valid authorization, execution and delivery hereof by SBF, is a valid and binding obligation of Elliott, enforceable against Elliott in accordance with its terms, except as such enforcement may be limited by (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

(c) Execution; No Violations. The execution and delivery of this Agreement by Elliott does not, and the consummation by Elliott of the transactions contemplated hereby will not, breach or result in a default under any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Elliott is a party or by which Elliott is bound, nor will such action violate the organizational documents of Elliott or any federal or New York statute, the Delaware Revised Uniform Limited Partnership Act or the law of the Cayman Islands or any rule or regulation that has been issued pursuant to any federal or New York statute, the Delaware Revised Uniform Limited Partnership Act or the law of the Cayman Islands or any order issued pursuant to any federal or New York statute, the Delaware Revised Uniform Limited Partnership Act or the law of the Cayman Islands by any Governmental Entity having jurisdiction over Elliott.

(d) Governmental and Other Consents. No consent, approval, authorization, order or qualification of, or designation, registration, declaration or filing with, any Governmental Entity is required on the part of Elliott in connection with the execution or delivery of this Agreement or the consummation by Elliott of the transactions contemplated hereby, except for filings with the SEC under Sections 13(d) and 14(a) of the 1934 Act.

(e) Share Ownership. Elliott is the Beneficial Owner of 5,887,050 shares of common stock of SBF. Elliott does not directly or indirectly Beneficially Own any shares of SBF, or any securities convertible into or exchangeable or exercisable for any shares of SBF, or which, upon redemption thereof could result in Elliott receiving any shares of SBF, or options, warrants, contractual rights or other rights of any kind to acquire or vote any shares of SBF, except as set forth in the immediately preceding sentence.

9.2 SBF represents and warrants as follows:

(a) Authority. SBF has all requisite corporate power and authority to execute and deliver the Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by SBF have been duly and validly authorized by all necessary corporate action on the part of SBF.

(b) Binding Agreement. This Agreement has been duly executed and delivered by SBF, and, assuming the valid authorization, execution and delivery hereof by Elliott, is a valid and binding obligation of SBF, enforceable against SBF in accordance with its terms, except as such enforcement may be limited by (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

(c) Execution; No Violations. The execution and delivery of this Agreement by SBF does not, and the consummation by SBF of the transactions contemplated hereby will not breach or result in a default under any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which SBF is a party or by which SBF is bound, nor will such action violate the organizational documents of SBF or any federal or New York statute or the Maryland General Corporation Law or any rule or regulation that has been issued pursuant to any federal or New York statute or the Maryland General Corporation Law or any order issued pursuant to any federal or New York statute or the Maryland General Corporation Law by any Governmental Entity having jurisdiction over SBF.

(d) Governmental and Other Consents. No consent, approval, authorization, order or qualification of, or designation, registration, declaration or filing with, any Governmental Entity is required on the part of SBF in connection with the execution or delivery of this Agreement or the consummation by SBF of the transactions contemplated hereby, except for registration under the 1933 Act and the 1940 Act, filings with the SEC under Section 14(a) of the 1934 Act and delisting of shares of SBF from the New York Stock Exchange.

Section 10. Miscellaneous

10.1 Remedies. Each party hereto hereby acknowledges and agrees that irreparable harm could occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties will be entitled to seek specific performance hereunder, including, without limitation, an injunction or injunctions to prevent and enjoin breaches of the provisions of this Agreement and to enforce specifically the terms and provision hereof in any state or federal court in the State and County of New York, in addition to any other remedy to which they may be entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to any such remedy are hereby waived. All rights and remedies under this Agreement are cumulative, not exclusive, and will be in addition to all rights and remedies available to either party at law or in equity.

10.2 Jurisdiction; Venue; Waiver of Jury Trial. The parties hereto hereby irrevocably and unconditionally consent to and submit to the jurisdiction of the state or federal courts only in the State and County of New York for any actions, suits or proceedings arising out of or relating to this Agreement or the transactions contemplated hereby, and further agree that service of any process, summons, notice or document by U.S. certified mail to the respective addresses set forth in Section 10.6 hereof will be effective service of process for any such action, suit or proceeding brought against any party in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement, or the transactions contemplated hereby, in the state or federal courts in the State and County of New York, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of Elliott and SBF (on its behalf and, to the extent permitted by applicable law, on behalf of its Affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.

10.3 Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and may be amended only by an agreement in writing executed by the parties hereto. This Agreement supersedes all previous negotiations, representations and discussions by the parties hereto concerning the subject matter hereof, and integrates the whole of all of their agreements and understanding concerning same. No prior oral representations or undertakings concerning the subject matter hereof will operate to amend, supersede, or replace any of the terms or conditions set forth in this Agreement, nor will they be relied upon.

10.4 Section Headings. Descriptive headings are for convenience only and will not control or affect the meaning or construction of any provision of this Agreement.

10.5 Number; Gender. Whenever the singular number is used herein, the same will include the plural where appropriate, and words or any gender will include each other gender where appropriate.

10.6 Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto will be validly given, made or served, if in writing and sent by U.S. certified mail, return receipt requested, or by overnight courier service:

If to SBF, to:

The Salomon Brothers Fund Inc

125 Broad Street, 10th Floor

New York, NY 10004

Attention: R. Jay Gerken

Fax: (212) 793-2828

with copies to (which copies shall not constitute notice):

Robert I. Frenkel, Esq.

Secretary

c/o Citigroup Asset Management

300 First Stamford Place, 4th Floor

Stamford, CT 06902

Fax: (203) 961-4648

and

Sarah E. Cogan, Esq.

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Fax: (212) 455-2502

If to Elliott Associates, L.P., to:

c/o Elliott Management Corporation

712 Fifth Avenue

New York, NY 10019

Attention: Elliot Greenberg

Fax: (212) 974-2091

with copy to (which copy shall not constitute notice):

Christopher P. Davis, Esq.

Kleinberg, Kaplan, Wolff & Cohen , P.C.

551 Fifth Avenue

New York, NY 10176

Fax: (212) 986-8866

If to Elliott International, L.P., to:

c/o Maples and Calder

PO Box 309GT

Ugland House

George Town

Grand Cayman

Cayman Islands

Attention: Jarrod Farley

Fax: +1 (345) 949-8080

with copies to (which copies shall not constitute notice):

Elliott Management Corporation

712 Fifth Avenue

New York, NY 10019

Attention: Elliot Greenberg

Fax: (212) 974-2091

Elliott Advisors (UK) Limited

33 King Street, 4th Floor

London SW1Y 6RJ

United Kingdom

Attention: Mark Levine

Fax: +44-207-577-3722

Christopher P. Davis, Esq.

Kleinberg, Kaplan, Wolff & Cohen , P.C.

551 Fifth Avenue

New York, NY 10176

Fax: (212) 986-8866

10.7 Severability. Any provision of this Agreement that is invalid or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining provisions of this Agreement or affecting the validity or enforceability of any provisions of this Agreement in any other jurisdiction. In addition, the parties agree to use their best efforts to agree upon and substitute a valid and enforceable term, provision, covenant or restriction for any such term, provision, covenant or restriction that is held invalid, void or unenforceable by a court of competent jurisdiction.

10.8 Governing Law. This Agreement will be governed by and construed and enforced in accordance with the laws of the State of New York, except that the legal obligations of SBF and the fiduciary duties of its Directors shall be governed by and construed and enforced in accordance with the laws of the State of Maryland.

10.9 Binding Effect; No Assignment. This Agreement will be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the parties hereto. Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto, or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement. No party to this Agreement may, directly or indirectly, assign its rights or delegate its obligations hereunder (whether voluntarily, involuntarily, or by operation of law) without the prior written consent of the other party. Any such attempted assignment will be null and void.

10.10 Amendments; Waivers. No provision of this Agreement may be amended other than by an instrument in writing signed by the parties hereto, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

10.11 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

[signatures on next page]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE SALOMON BROTHERS FUND INC

By:	/s/ R. Jay Gerken
Name:	R. Jay Gerken
Title:	Chairman and President

ELLIOTT ASSOCIATES, L.P.
By:	Elliott Capital Advisors, L.P., as General
Partner
By:	Braxton Associates, Inc., as General Partner

By:	/s/ Elliot Greenberg
Name:	Elliot Greenberg
Title:	Vice President

ELLIOTT INTERNATIONAL, L.P.
By:	Elliott International Capital Advisors Inc., as
Attorney-in-Fact

By:	/s/ Elliot Greenberg
Name:	Elliot Greenberg
Title:	Vice President

SCHEDULE I

SBF PRESS RELEASE

The Salomon Brothers Fund Inc Announces

Proposal to Convert to Open-End Fund and Settlement of Proxy Contest

NEW YORK – (Business Wire) – November 15, 2005 —The Salomon Brothers Fund Inc (NYSE: SBF) (the “Fund”) announced today that its Board of Directors has unanimously approved a proposal to convert the Fund from a closed-end investment company to an open-end investment company, subject to stockholder approval. The proposal to open-end the Fund is also conditioned on stockholder approval of a new Management Agreement between the Fund and its current investment adviser, Salomon Brothers Asset Management Inc (“SBAM”), at a special meeting of stockholders currently scheduled to be held later today. The special meeting is expected to be adjourned to November 29, 2005 to give stockholders the opportunity to consider this new development. The new Management Agreement would take effect upon the closing of the sale by Citigroup Inc. of its asset management business, which includes SBAM, to Legg Mason, Inc. This transaction is expected to close on December 1, 2005.

The Board is proposing the Fund’s conversion to an open-end fund in light of stockholder sentiments expressed during the proxy solicitation for approval of the new Management Agreement. The Board of Directors of the Fund has determined that converting to an open-end fund would accomplish the goal of allowing all stockholders an opportunity to obtain near net asset value for their shares in a manner that is most consistent with the interests of all stockholders of the Fund.

R. Jay Gerken, Chairman and President of the Fund said, “The open-end structure was the best option among several we considered in seeking to be responsive to stockholders of The Salomon Brothers Fund. While the closed-end fund structure offers many benefits, we believe that the particular investment objective and strategies of this specific fund may also be pursued in an open-end format.”

The Fund is also announcing that Elliott Associates, L.P. and Elliott International, L.P. (collectively, “Elliott”) and the Fund have entered into a settlement agreement pursuant to which Elliott has agreed to terminate its opposition to the approval of the Fund’s new Management Agreement, and support the Board’s recommendation that stockholders vote to approve the new Management Agreement. Stockholders who executed blue cards can assure their votes will be counted by executing and returning a WHITE proxy card or by calling 1-888-293-6728.

Terms of New Open-End Fund. As an open-end fund, the Fund’s shares would be redeemable at net asset value. During the first year after converting to an open-end fund, redemptions would be subject to a 0.75% redemption fee of the aggregate net asset value of the stockholder’s shares being redeemed. This fee would be paid to the Fund to cover, among other things, administrative, trading and other costs relating to redemption, which costs would otherwise be borne by the Fund’s remaining stockholders. If conversion to an open-end fund is approved by stockholders, the Fund would delist its shares from the New York Stock Exchange and begin continuously offering its shares to the public, initially as part of the Salomon Brothers fund family, following the effective date of a registration statement to be filed with the U.S. Securities and Exchange Commission (“SEC”). Shares acquired while the Fund operated as a closed-end fund would be converted into shares that would not be subject to any distribution-related fees.

Requirements for Conversion. Conversion to an open-end fund is subject to approval by the affirmative vote of the holders of at least two-thirds of the Fund’s outstanding shares and conditioned upon stockholder approval of the new Management Agreement. If the new Management Agreement is approved, stockholders of the Fund will be asked to vote on a proposal to convert to an open-end fund, and certain related proposals, at a special meeting of stockholders expected to be held in the first quarter of 2006. No record or meeting date has yet been set for these votes.

Settlement of Proxy Contest. Under the settlement agreement between the Fund and Elliott, Elliott has agreed to support the Board’s recommendation that stockholders vote to approve the new Management Agreement. Elliott will also cease soliciting proxies from stockholders for the Special Meeting relating to the new Management Agreement and will not vote any proxies it previously received. Elliott has also agreed to support the Board’s proposal to open-end the Fund.

In addition, Elliott has agreed not to sell or transfer the rights to vote its shares of the Fund prior to the record date for the stockholder meeting at which conversion of the Fund to an open-end fund will be considered. Elliott has also entered into a separate settlement agreement with SBAM containing certain agreements with respect to other closed-end funds and Elliott’s agreement to support stockholder approval of the new Management Agreement.

The summary of the settlements reached by Elliott, the Fund and SBAM included in this press release is qualified in its entirety by reference to the full text of the settlement agreements reached by Elliott, the Fund and SBAM, which will be filed by the Fund with the SEC and will be available for free on the SEC’s website, http://www.sec.gov. Elliott, the Fund and SBAM have agreed not to make any additional public statements relating to the settlements.

In connection with the proposal to open-end the fund, the Fund intends to file a proxy statement with the SEC. INVESTORS AND STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. When filed with the SEC, the proxy statement and other documents filed by the Fund will be available for free at the SEC’s website, http://www.sec.gov. Stockholders can also obtain a copy of these documents, when available, for free by calling the Fund at 1-866-718-0017.

The Fund, its directors and executive officers and other members of its management and employees may be deemed to be participants in the Fund’s solicitation of proxies from its stockholders in connection with the proposal to open-end the fund. Information concerning the interests of the Fund’s participants in the solicitation is set forth in the Fund’s proxy statements and stockholder reports on Form N-CSR, previously filed with the SEC, and in the 2005 joint proxy statement relating to the proposal to approve the new Management Agreement.

The Salomon Brothers Fund Inc, a diversified investment management company, is managed by Salomon Brothers Asset Management Inc, an indirect wholly owned subsidiary of Citigroup Inc.

For more information, call 1-888-777-0102, or consult the Fund’s web site at www.sbam.com.

Contact:	Brenda Grandell
Director, Closed-End Funds
Citigroup Asset Management
212-291-3775

Media Relations:	Mary Athridge
Media Relations
Citigroup Asset Management
212-559-0104

SCHEDULE II

ELLIOTT PRESS RELEASE

For More Information Contact:

Scott Tagliarino

(212) 506-2999

(917) 922-2364 (cell)

ELLIOTT SETTLES PROXY CONTEST AND AGREES TO VOTE FOR SALOMON

BROTHERS FUND NEW MANAGEMENT AGREEMENT FOLLOWING SBF BOARD

DECISION TO SEEK AN OPEN-ENDING OF THE FUND

Major Investor Says Open-ending Will Permanently Eliminate the Discount to Net Asset Value

NEW YORK (November 15, 2005) - Elliott Associates, L.P. and Elliott International, L.P. (collectively “Elliott”), who together are among the largest stockholders of The Salomon Brothers Fund Inc (NYSE: SBF), today announced that following the unanimous decision by the SBF Board of Directors to seek an open-ending of the Fund in 2006, which will allow all shares to be redeemed at net asset value (NAV), Elliott will terminate its proxy solicitation contest and vote FOR a proposed new management agreement when a special meeting of stockholders, now scheduled for later today, is convened. The proposal to open-end the Fund is subject to stockholder approval and is also conditioned on stockholder approval of the new management agreement between the Fund and Salomon Brothers Asset Management Inc (“SBAM”).

Elliott, a stockholder since 2002 and the beneficial owner of 5.88 million shares, or approximately 6%, of SBF urged all stockholders to vote FOR the new management agreement now that the SBF Board has agreed to take steps to permanently eliminate the discount to NAV by open-ending the Fund.

“The decision by the SBF Board to propose an open-ending of the Fund is a welcome development that, if consummated, will allow all stockholders to redeem their shares at NAV, subject to a redemption fee that will not exceed 0.75%. This result could not have been achieved without the strong support of other large and small SBF stockholders,” said Mark Levine, the portfolio manager at Elliott who oversees the SBF investment.

Elliott also announced that it has entered into a settlement agreement with SBF, pursuant to which Elliott agreed to terminate its proxy solicitation contest and work with the SBF Board to obtain stockholder approval of the new management agreement and the conversion to open-end status. The termination of the proxy contest means that Elliott will not vote any of the proxies it has received in relation to the vote on the new management agreement.

Stockholders who executed blue cards can assure their votes will be counted by executing and returning a WHITE proxy card or by calling 1-888-293-6728. In light of the decision by the SBF Board to seek an open-ending, Elliott is now recommending that stockholders vote FOR the new management agreement. The special meeting at which stockholders will vote on open-ending the Fund is expected to occur in the first quarter of 2006.

About Elliott Associates, L.P.

Elliott Associates, L.P. and its sister fund, Elliott International, L.P., have more than $5.5 billion of capital under management as of October 2005. Founded in 1977, Elliott Associates is one of the oldest funds of its kind under continuous management.

THE SUMMARY OF THE SETTLEMENTS REACHED BY ELLIOTT AND SBF REFERRED TO IN THIS PRESS RELEASE IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE SETTLEMENT AGREEMENTS REACHED BY ELLIOTT, SBF AND SBAM, WHICH WILL BE FILED BY SBF WITH THE SEC AND WILL BE AVAILABLE FOR FREE ON THE SEC’S WEBSITE, HTTP://WWW.SEC.GOV. ELLIOTT, SBF AND SBAM HAVE AGREED NOT TO MAKE ANY ADDITIONAL PUBLIC STATEMENTS RELATING TO THE SETTLEMENTS.

# # #

EXECUTION COPY

SETTLEMENT AGREEMENT

Settlement Agreement, dated as of November 15, 2005 (the “Agreement”), by and among Elliott Associates, L.P., Elliott International, L.P. and all of their respective Affiliates (as defined herein) (collectively, “Elliott”) and Salomon Brothers Asset Management Inc (“SBAM”).

WHEREAS, SBAM, a company controlled by Citigroup Inc., is the investment adviser of The Salomon Brothers Fund Inc (“SBF”);

WHEREAS, Elliott is the Beneficial Owner (as defined below) of approximately 5.93% of the outstanding shares of common stock of SBF;

WHEREAS, Citigroup Inc. has agreed to sell substantially all of its worldwide asset management business to Legg Mason, Inc. (the “Transaction”);

WHEREAS, in connection with the Transaction, SBF has solicited proxies from its stockholders for a special meeting of stockholders to be held on November 15, 2005 (as adjourned or postponed from time to time, the “Special Meeting”) to approve a new management agreement between SBF and SBAM (the “Management Agreement”) and to transact such other business as may properly come before the Special Meeting (the “Management Proxy Solicitation”);

WHEREAS, Elliott has solicited proxies from the stockholders of SBF in opposition to the proxy solicitation of SBF (the “Stockholder Proxy Solicitation” and, together with the Management Proxy Solicitation, the “Proxy Solicitations”);

WHEREAS, Elliott and SBF have entered into a settlement agreement dated November 15, 2005 (the “SBF Settlement Agreement”) pursuant to which Elliott has agreed to terminate the Stockholder Proxy Solicitation and support the Management Proxy Solicitation;

WHEREAS, SBAM wishes Elliott to support the Management Proxy Solicitation and to agree to certain additional provisions regarding certain closed-end funds, and Elliott desires assurances that SBF will not bear a portion of the costs of its conversion to an open-end investment company (the “Conversion”); and

WHEREAS, the parties wish to set forth their understanding and agreement with respect to the settlement of the Proxy Solicitations and related matters.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Certain Defined Terms.

For purposes of this Agreement:

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“1940 Act” means the Investment Company Act of 1940, as amended, and the applicable rules and regulations promulgated thereunder by the SEC (as defined below) and interpretive guidance issued thereunder by the SEC staff.

“Affiliate” has the meaning set forth in Rule 405 promulgated by the SEC (as defined below) under the Securities Act of 1933, as amended.

“Associate” has the meaning set forth in Rule 12b-2 promulgated by the SEC (as defined below) under the 1934 Act, except that a passive investment in a Person (as defined below) that is not controlled or managed shall not be deemed to make that Person an Associate of another Person.

“Beneficial Owner” and “Beneficially Own” have the meanings set forth in Rule 13d-3 promulgated by the SEC (as defined below) under the 1934 Act.

“Closed-End Fund” means a registered closed-end investment company advised on the date hereof by SBAM or any of its Affiliates or by Legg Mason, Inc. or any of its Affiliates, except that the definition of “Closed-End Fund” does not include SBF. A list of all such Closed-End Funds is attached hereto as Schedule I.

“Effective Period” means the period from the date of this Agreement through (i) the third (3rd) anniversary of the closing date of the Conversion (as herein defined), or (ii) if the Conversion is not effective by June 30, 2006, August 5, 2006.

“Governmental Entity” means any foreign, federal, state, or local government or regulator or any court, arbitrator, administrative agency, or commission or other governmental or regulatory authority, official or agency (including a stock exchange or other self-regulatory body).

“Person” has the meaning set forth in Section 2(a)(28) of the 1940 Act.

“SEC” means the United States Securities and Exchange Commission or any successor entity.

Section 2. Support of Management Proxy Solicitation

2.1 Elliott represents and warrants that Elliott will (x) appear at the Special Meeting (or at any postponement or adjournment thereof) or otherwise cause all shares of SBF that it Beneficially Owns to be counted as present thereat for purposes of calculating a quorum and (y) vote or cause to be voted at the Special Meeting all of the shares of SBF Beneficially Owned by Elliott (i) in favor of the Management Proxy Solicitation and (ii) against any proposal made in opposition to, or in competition or inconsistent with, the Management Proxy Solicitation.

2.2 Elliott represents and warrants that Elliott will use commercially reasonable efforts during regular business hours to cause any stockholder of SBF that Beneficially Owned more than 100,000 Shares as of August 22, 2005, and that Elliott or its proxy solicitor knows, or reasonably could have determined from public filings or other information known to it or its proxy solicitor, has granted a proxy to Elliott in connection with the Stockholder Proxy

Solicitation at the Special Meeting (or at any postponement or adjournment thereof) to (x) appear at the Special Meeting or otherwise cause its shares of SBF to be counted as present thereat for purposes of calculating a quorum and (y) vote or cause to be voted at the Special Meeting all of the shares of SBF Beneficially Owned by such stockholder (i) in favor of the Management Proxy Solicitation and (ii) against any proposal made in opposition to, or in competition or inconsistent with, the Management Proxy Solicitation.

Section 3. Additional Agreements.

3.1 Elliott covenants and agrees with SBAM that through the termination of the Effective Period it will not, and will cause its Affiliates and Associates not to, directly or indirectly, alone or in concert with others, unless specifically requested in writing by the Chairman or President of the relevant Closed-End Fund or by a resolution of a majority of the directors of the relevant Closed-End Fund, take any of the actions set forth below (or take any action that would require a Closed-End Fund to make an announcement regarding any of the following):

(a) effect, seek, offer, engage in, propose (whether publicly or otherwise) or cause or participate in, or assist any other Person to effect, seek, engage in, offer or propose (whether publicly or otherwise) or participate in (other than as specifically contemplated by this Agreement) any “solicitation” of “proxies” (as such terms are defined in the rules and regulations promulgated under the 1934 Act but without regard to the exclusion set forth in Rule 14a-1(l)(2)(iv) from the definition of “solicitation”), whether or not relating to the election or removal of directors, with respect to a Closed-End Fund or any action resulting in Elliott or any of its Affiliates or Associates becoming a “participant” in any “election contest” (as such terms are defined in the rules and regulations promulgated under the 1934 Act) with respect to a Closed-End Fund;

(b) propose any matter for submission to a vote of stockholders of a Closed-End Fund;

(c) grant any other proxy with respect to any securities of a Closed-End Fund (other than to its Affiliates or the Chairman or President of the Closed-End Fund, as the case may be);

(d) except as specifically contemplated by this Agreement, execute any written consent with respect to any securities of a Closed-End Fund;

(e) except as specifically contemplated by this Agreement, form, join or participate in a “group” (within the meaning of Section 13(d)(3) of the 1934 Act) with respect to any securities of a Closed-End Fund or deposit any securities of a Closed-End Fund in a voting trust or subject any securities of a Closed-End Fund to any arrangement or agreement with respect to the voting of such securities or other agreement having similar effect (in each case except between Elliott and its Affiliates);

(f) seek, alone or in concert with others, (i) to call a meeting of stockholders of a Closed-End Fund, (ii) representation on the Board of Directors of a Closed-End Fund, (iii) the removal of any member of the Board of Directors of a Closed-End Fund, or (iv) to control or influence the management or policies of a Closed-End Fund; or

(g) except as specifically contemplated by this Agreement, enter into any discussions, negotiations, arrangements or understandings with any Person with respect to any of the foregoing, or advise, assist, encourage or seek to persuade others to take any action with respect to any of the foregoing (in each case except between Elliott and its Affiliates).

3.2 Elliott covenants and agrees that during the Effective Period it will not, and will cause its Affiliates and Associates not to (and will not advise, assist or encourage others to), directly or indirectly, acting individually or in concert with others, in any manner, acquire, offer or propose to acquire, solicit an offer to sell or agree to acquire, by purchase or otherwise, any Beneficial Ownership of any securities of a Closed-End Fund.

Section 4. Public Statements.

During the Effective Period, each of Elliott and SBAM agrees that it will not, and will cause its respective Affiliates not to, directly or indirectly, make any public statement, disclosure or publication (including any comments made off-the record or not-for-attribution to any news organizations or other members of the press), or any registration or filing with any Governmental Entity relating to the other party, the Special Meeting, the SBF Settlement Agreement or any of the transactions contemplated hereby or thereby; provided, however, that the foregoing will not preclude communications or disclosures required of a party hereto by the SBF Settlement Agreement, law or any Governmental Entity with appropriate jurisdiction. The parties hereto acknowledge and agree that any communication or disclosure made pursuant to the immediately preceding sentence will not disparage any other party hereto, this Agreement or the SBF Settlement Agreement. Without limiting the foregoing, nothing in this Section 4 shall prohibit Elliott from referring to, or including excerpts from, the press release referred to in Section 6.1 of the SBF Settlement Agreement in communications with Elliott’s current and potential limited partners.

Section 5. Covenant Not to Sue.

5.1 Subject to Section 5.3, during the Effective Period, Elliott covenants and agrees with SBAM that it will not, and it will cause its Affiliates and Associates not to, directly or indirectly, initiate or cause to be initiated (or encourage or aid in the initiation of) against SBAM or its Affiliates or Associates or their respective past, present or future directors, officers or employees, directly or indirectly, any suit, action, or proceeding of any kind, or participate in any such action, individually, derivatively, as a representative or member of a class or otherwise, under any contract (express or implied), fiduciary duty, common law or equitable doctrine, law, statute, or regulation, federal, state or local that Elliott has, claims to have had or otherwise may have in connection with, in any way relating to, arising out of, directly or indirectly from or in consequence of any transactions contemplated hereunder, including, without limitation, the Management Proxy Solicitation or the Conversion or any documents, actions or deliberations relating to the Management Proxy Solicitation or the Conversion. Elliott further releases and discharges SBAM and its Affiliates and Associates and their respective past, present and future directors, officers and employees from and waives any and all claims (including, without limitation, any duty to investigate, defend or indemnify), causes of action, obligations, duties, debts, penalties, attorneys’ fees, costs, damages, injuries or liabilities of any nature whatsoever, whether based on contract, tort, statute or other legal or equitable theory of recovery, whether now known or unknown, whether foreseen or unforeseen, whether past, present or future, which Elliott has, claims to have had or otherwise may have in connection with, in any way relating to, arising out of, directly or indirectly from or in consequence of any transactions contemplated hereunder, including, without limitation, the Management Proxy Solicitation or any documents, actions or deliberations relating to the Management Proxy Solicitation. The covenants herein will be a complete defense to any suit, action or proceeding brought in violation of this Section 5.1. Nothing herein limits the right of Elliott to bring an action to enforce this Agreement or based on an alleged material breach of this Agreement.

5.2 Subject to Section 5.3, during the Effective Period, SBAM covenants and agrees with Elliott that it will not, and will cause its Affiliates and Associates not to, directly or indirectly, initiate or cause to be initiated (or encourage or aid in the initiation of) against Elliott or its Affiliates or Associates or their respective past, present or future partners, principals, directors, members, officers or employees, directly or indirectly, any suit, action, or proceeding of any kind, or participate in any such action, individually, derivatively, as a representative or member of a class or otherwise, under any contract (express or implied), fiduciary duty, common law or equitable doctrine, law, statute, or regulation, federal, state or local that SBAM has, claims to have had or otherwise may have in connection with, in any way relating to, arising out of, directly or indirectly from or in consequence of any transactions contemplated hereunder, including, without limitation, the Stockholder Proxy Solicitation or any documents, actions or deliberations relating to the Stockholder Proxy Solicitation. SBAM further releases and discharges Elliott and its Affiliates and Associates and their respective past, present and future partners, principals, directors, members, officers and employees from and waives any and all claims (including, without limitation, any duty to investigate, defend or indemnify), causes of action, obligations, duties, debts, penalties, attorneys’ fees, costs, damages, injuries or liabilities of any nature whatsoever, whether based on contract, tort, statute or other legal or equitable theory of recovery, whether now known or unknown, whether foreseen or unforeseen, whether past, present or future, which SBAM has, claims to have had or otherwise may have in connection with, in any way relating to, arising out of, directly or indirectly from or in consequence of any transactions contemplated hereunder, including, without limitation, the Stockholder Proxy Solicitation or any documents, actions or deliberations relating to the Stockholder Proxy Solicitation. The covenants herein will be a complete defense to any suit, action or proceeding brought in violation of this Section 5.2. Nothing herein limits the right of SBAM to bring an action to enforce this Agreement or based on an alleged material breach of this Agreement.

5.3 In the event of a material breach of this Agreement, the covenants set forth in Sections 5.1 and 5.2, as applicable, will not be binding on the aggrieved party.

Section 6. Reimbursement for Expenses of Conversion.

SBAM represents and warrants that Citigroup Inc. and/or Legg Mason, Inc. have agreed to reimburse SBF for fees, costs and expenses relating to the Conversion, including, without limitation, the solicitation of SBF stockholders in connection with the Conversion, up to an aggregate amount of $750,000.

Section 7. Termination.

If the Management Agreement is not approved by December 20, 2005, then this Agreement shall automatically terminate. Upon such termination, neither SBAM nor Elliott shall have any further rights or obligations under this Agreement, including, without limitation, any rights or obligations under Section 5 hereof.

Section 8. Representations and Warranties.

8.1 Elliott represents and warrants as follows:

(a) Authority. Elliott has all requisite partnership power and authority to execute and deliver the Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by Elliott have been duly and validly authorized by all necessary partnership action on the part of Elliott.

(b) Binding Agreement. This Agreement has been duly executed and delivered by Elliott, and, assuming the valid authorization, execution and delivery hereof by SBAM, is a valid and binding obligation of Elliott, enforceable against Elliott in accordance with its terms, except as such enforcement may be limited by (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

(c) Execution; No Violations. The execution and delivery of this Agreement by Elliott does not, and the consummation by Elliott of the transactions contemplated hereby will not, breach or result in a default under any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Elliott is a party or by which Elliott is bound, nor will such action violate the organizational documents of Elliott or any federal or New York statute, the Delaware Revised Uniform Limited Partnership Act or the law of the Cayman Islands or any rule or regulation that has been issued pursuant to any federal or New York statute, the Delaware Revised Uniform Limited Partnership Act or the law of the Cayman Islands or any order issued pursuant to any federal or New York statute, the Delaware Revised Uniform Limited Partnership Act or the law of the Cayman Islands by any Governmental Entity having jurisdiction over Elliott.

(d) Governmental and Other Consents. No consent, approval, authorization, order or qualification of, or designation, registration, declaration or filing with, any Governmental Entity is required on the part of Elliott in connection with the execution or delivery of this Agreement or the consummation by Elliott of the transactions contemplated hereby, except for filings with the SEC under Section 13(d) of the 1934 Act.

(e) Share Ownership. Elliott does not directly or indirectly Beneficially Own any shares of any Closed-End Fund, or any securities convertible into or exchangeable or exercisable for any shares of any Closed-End Fund, or which, upon redemption thereof could result in Elliott receiving any shares of any Closed-End Fund, or options, warrants, contractual rights or other rights of any kind to acquire or vote any shares of any Closed-End Fund.

8.2 SBAM represents and warrants as follows:

(a) Authority. SBAM has all requisite corporate power and authority to execute and deliver the Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by SBAM have been duly and validly authorized by all necessary corporate action on the part of SBAM.

(b) Binding Agreement. This Agreement has been duly executed and delivered by SBAM, and, assuming the valid authorization, execution and delivery hereof by Elliott, is a valid and binding obligation of SBAM, enforceable against SBAM in accordance with its terms, except as such enforcement may be limited by (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

(c) Execution; No Violations. The execution and delivery of this Agreement by SBAM does not, and the consummation by SBAM of the transactions contemplated hereby will not breach or result in a default under any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which SBAM is a party or by which SBAM is bound, nor will such action violate the organizational documents of SBAM or any federal or New York statute or the Delaware General Corporation Law or any rule or regulation that has been issued pursuant to any federal or New York statute or the Delaware General Corporation Law or any order issued pursuant to any federal or New York statute or the Delaware General Corporation Law by any Governmental Entity having jurisdiction over SBAM.

(d) Governmental and Other Consents. No consent, approval, authorization, order or qualification of, or designation, registration, declaration or filing with, any Governmental Entity is required on the part of SBAM in connection with the execution or delivery of this Agreement or the consummation by SBAM of the transactions contemplated hereby.

Section 9. Miscellaneous.

9.1 Remedies. Each party hereto hereby acknowledges and agrees that irreparable harm could occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties will be entitled to seek specific performance hereunder, including, without limitation, an injunction or injunctions to prevent and enjoin breaches of the provisions of this Agreement and to enforce specifically the terms and provision hereof in any state or federal court in the State and County of New York, in addition to any other remedy to which they may be entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to any such remedy are hereby waived. All rights and remedies under this Agreement are cumulative, not exclusive, and will be in addition to all rights and remedies available to either party at law or in equity.

9.2 Jurisdiction; Venue; Waiver of Jury Trial. The parties hereto hereby irrevocably and unconditionally consent to and submit to the jurisdiction of the state or federal courts only in the State and County of New York for any actions, suits or proceedings arising out of or relating to this Agreement or the transactions contemplated hereby, and further agree that service of any process, summons, notice or document by U.S. certified mail to the respective addresses set forth in Section 9.7 hereof will be effective service of process for any such action, suit or proceeding brought against any party in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement, or the transactions contemplated hereby, in the state or federal courts in the State and County of New York, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of Elliott and SBAM (on its behalf and, to the extent permitted by applicable law, on behalf of its Affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.

9.3 Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and may be amended only by an agreement in writing executed by the parties hereto. This Agreement supersedes all previous negotiations, representations and discussions by the parties hereto concerning the subject matter hereof, and integrates the whole of all of their agreements and understanding concerning same. No prior oral representations or undertakings concerning the subject matter hereof will operate to amend, supersede, or replace any of the terms or conditions set forth in this Agreement, nor will they be relied upon.

9.4 Fees, Costs and Expenses. Except as expressly provided herein, each party hereto will pay its own fees, costs and expenses incident to this Agreement and the transactions contemplated herein.

9.5 Section Headings. Descriptive headings are for convenience only and will not control or affect the meaning or construction of any provision of this Agreement.

9.6 Number; Gender. Whenever the singular number is used herein, the same will include the plural where appropriate, and words or any gender will include each other gender where appropriate.

9.7 Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto will be validly given, made or served, if in writing and sent by U.S. certified mail, return receipt requested, or by overnight courier service:

If to SBAM, to:

Salomon Brothers Asset Management Inc

125 Broad Street, 10th Floor

New York, NY 10004

Attention: R. Jay Gerken

Fax: (212) 793-2828

with copies to (which copies shall not constitute notice):

Robert I. Frenkel, Esq.

Managing Director and General Counsel, Global Mutual Funds

Citigroup Asset Management

300 First Stamford Place, 4th Floor

Stamford, CT 06902

Fax: (203) 961-4648

and

Sarah E. Cogan, Esq.

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Fax: (212) 455-2502

If to Elliott Associates, L.P., to:

c/o Elliott Management Corporation

712 Fifth Avenue

New York, NY 10019

Attention: Elliot Greenberg

Fax: (212) 974-2091

with copy to (which copy shall not constitute notice):

Christopher P. Davis, Esq.

Kleinberg, Kaplan, Wolff & Cohen , P.C.

551 Fifth Avenue

New York, NY 10176

Fax: (212) 986-8866

If to Elliott International, L.P., to:

c/o Maples and Calder

PO Box 309GT

Ugland House

George Town

Grand Cayman

Cayman Islands

Attention: Jarrod Farley

Fax: +1 (345) 949-8080

with copies to (which copies shall not constitute notice):

Elliott Management Corporation

712 Fifth Avenue

New York, NY 10019

Attention: Elliot Greenberg

Fax: (212) 974-2091

Elliott Advisors (UK) Limited

33 King Street, 4th Floor

London SW1Y 6RJ

United Kingdom

Attention: Mark Levine

Fax: +44-207-577-3722

Christopher P. Davis, Esq.

Kleinberg, Kaplan, Wolff & Cohen , P.C.

551 Fifth Avenue

New York, NY 10176

Fax: (212) 986-8866

9.8 Severability. Any provision of this Agreement that is invalid or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining provisions of this Agreement or affecting the validity or enforceability of any provisions of this Agreement in any other jurisdiction. In addition, the parties agree to use their best efforts to agree upon and substitute a valid and enforceable term, provision, covenant or restriction for any such term, provision, covenant or restriction that is held invalid, void or unenforceable by a court of competent jurisdiction.

9.9 Governing Law. This Agreement will be governed by and construed and enforced in accordance with the laws of the State of New York.

9.10 Binding Effect; No Assignment. This Agreement will be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the parties hereto. Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto and the Closed-End Funds, or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement. No party to this Agreement may, directly or indirectly, assign its rights or delegate its obligations hereunder (whether voluntarily, involuntarily, or by operation of law) without the prior written consent of the other party. Any such attempted assignment will be null and void.

9.11 Amendments; Waivers. No provision of this Agreement may be amended other than by an instrument in writing signed by the parties hereto, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

9.12 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SALOMON BROTHERS ASSET MANAGEMENT INC

By:	/s/ R. Jay Gerken
Name:	R. Jay Gerken
Title:	Managing Director

ELLIOTT ASSOCIATES, L.P.
By:	Elliott Capital Advisors, L.P., as General
Partner
By:	Braxton Associates, Inc., as General Partner

By:	/s/ Elliot Greenberg
Name:	Elliot Greenberg
Title:	Vice President

ELLIOTT INTERNATIONAL, L.P.
By:	Elliott International Capital Advisors Inc., as
Attorney-in-Fact

By:	/s/ Elliot Greenberg
Name:	Elliot Greenberg
Title:	Vice President

SCHEDULE I

LIST OF CLOSED-END FUNDS

Citigroup Investments Corporate Loan Fund Inc.

High Income Opportunity Fund Inc.

Intermediate Muni Fund Inc.

Managed High Income Portfolio Inc.

Managed Municipals Portfolio Inc.

Municipal High Income Fund Inc.

Salomon Brothers Capital and Income Fund Inc.

Salomon Brothers Emerging Markets Debt Fund Inc.

Salomon Brothers Emerging Markets Income Fund Inc.

Salomon Brothers Emerging Markets Income Fund II Inc.

Salomon Brothers Emerging Markets Floating Rate Fund Inc.

Salomon Brothers Global High Income Fund Inc.

Salomon Brothers Global Partners Income Fund Inc.

Salomon Brothers High Income Fund Inc

Salomon Brothers High Income Fund II Inc

Salomon Brothers Inflation Management Fund Inc.

Salomon Brothers Municipal Partners Fund Inc.

Salomon Brothers Municipal Partners Fund II Inc.

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc

Salomon Brothers Variable Rate Strategic Fund Inc.

Salomon Brothers Worldwide Income Fund Inc.

Real Estate Income Fund Inc.

Zenix Income Fund Inc.

Western Asset Income Fund

Western Asset Premier Bond Fund

Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund

Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2

Royce Value Trust, Inc.

Royce Micro-Cap Trust, Inc.

Royce Focus Trust, Inc.